UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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CAPITAL PROPERTIES INC
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Capital Properties, Inc.

100 Dexter Road

East Providence, Rhode Island 02914

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 26, 2016

The 2016 annual meeting of shareholders of Capital Properties, Inc. (the “Company”) will be held at the offices of Hinckley, Allen & Snyder LLP, 50 Kennedy Plaza, Suite 1500 in Providence, Rhode Island, on Tuesday, April 26, 2016 at 3:00 o’clock P.M., local time, for the following purposes:

(1)	To elect five directors to serve for terms of one year and until their successors are elected and qualified;

(2)	To vote on a proposed amendment to the Company’s Bylaws designating the State of Rhode Island and Providence Plantations as the exclusive forum for certain legal actions; and

(3)	To transact such other business, if any, as may properly come before the meeting or any adjournment or adjournments thereof.

Holders of record of the Class A Common Stock on the books of the Company as of the close of business on March 1, 2016 will be entitled to vote.

By Order of the Board of Directors

STEPHEN J. CARLOTTI
Secretary

East Providence, Rhode Island

March 15, 2016

Kindly fill in, date and sign the enclosed proxy card and promptly return the same in the enclosed addressed envelope, which requires no postage if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2016.

The Company’s Proxy Statement, sample proxy cards and Annual Report on Form 10-K are available at:

http://materials.proxyvote.com/140430

Capital Properties, Inc.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

April 26, 2016

SOLICITATION AND REVOCATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Capital Properties, Inc. (the “Company”), in connection with the annual meeting of shareholders to be held April 26, 2016. The Company will bear the cost of such solicitation. It is expected that the solicitation of proxies will be primarily by mail. Proxies may also be solicited personally by regular employees of the Company at nominal cost. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries holding stock for others in their names, or in those of their nominees, for their reasonable out-of-pocket expenses in sending proxy materials to their principals or beneficial owners and obtaining their proxies. Any shareholder giving a proxy has the power to revoke it at any time prior to its exercise, by (i) filing a written revocation of the proxy with the Secretary of the Company, (ii) submitting a signed proxy card bearing a later date or (iii) attending and voting in person at the meeting provided the shareholder is the holder of record of the underlying shares and a written revocation of the shareholder’s grant of proxy has been filed with the Secretary of the Company. Notice of revocation may be delivered in writing to the Secretary at Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914, Attn: Secretary. Every properly signed proxy will be voted in accordance with the specifications made thereon.

This proxy statement and the accompanying proxy are expected to be first sent to shareholders on or about March 15, 2016.

VOTING AT MEETING

Only shareholders of record at the close of business on March 1, 2016, will be entitled to vote at the meeting. Under the Company’s Restated Articles of Incorporation, the holders of the Company’s Class A Common Stock are entitled to one vote for each share held. On the record date, there were 6,599,912 shares of Class A Common Stock outstanding. There were no other outstanding securities of the Company entitled to vote.

Shares represented by proxies which are marked “withhold authority” with respect to the election of any particular nominee for director, or to deny discretionary authority on any other matters will be counted as shares present and entitled to vote, and accordingly any such marking of a proxy will have the same effect as a vote against the proposal to which it relates. Brokers who hold shares in street name lack authority to vote such shares for the election of directors or the proposal on the amendment to the Company’s Bylaws, absent specific instructions from their customers. Shares subject to such “broker non-votes” will not be treated as shares entitled to vote on the matters to which they relate and therefore will be treated as not present at the meeting for those purposes, but otherwise will have no effect on the outcome of the voting on such matters. Accordingly, shareholders are encouraged to provide instructions to their brokers regarding the voting of their shares.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the annual meeting, five directors are to be elected to hold office until the next annual meeting and until their respective successors are elected and qualified. The proxies named in the accompanying proxy who have been designated by the Board of Directors, intend to vote, unless otherwise instructed, for the election to the Board of

Directors of the persons named below who are now directors of the Company. Certain information concerning such nominees is set forth below:

Director Name and Age	Since	Principal Occupation During Past Five Years

Alfred J. Corso (79)	2005	Consultant, 2001 to present

Robert H. Eder (83)	1995	President of the Company since January 1, 2008; Chairman of the Company, 1995 to present; Chairman, Providence and Worcester Railroad Company, 1988 to present

Harris N. Rosen (83)	2001	Consultant and Mediator, 2001 to present

Steven G. Triedman (57)	2015	President and Owner of Lawrence & Brooks, Incorporated and American Wood Pellet Co.

Todd D. Turcotte (44)	2008	Vice President of the Company and President of Capital Terminal Company since January 1, 2008

Mr. Eder is also a director of Providence and Worcester Railroad Company.

The Board of Directors has reviewed the relationship that each director, which includes each of the nominees standing for election at the 2016 annual meeting, has with the Company and determined that all such directors and nominees for director, other than Robert H. Eder and Todd D. Turcotte, are independent as defined under the NASDAQ listing standards.

The Board of Directors does not have a policy with respect to diversity and does not specifically consider issues of diversity, such as gender, race, origin, or sex when determining whether to nominate a person to be a director of the Company. When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Board of Directors focuses primarily on each director’s and nominee’s individual background and experience as it relates to the Company’s business. Historically, when vacancies have occurred, each director has been requested to suggest potential nominees and each potential nominee is vetted with the entire Board.

In particular, with regard to Mr. Corso, the Board of Directors considered his training, work experience as a partner of Ernst & Young and his service as a controller of a publicly-held corporation which activities qualify him as a financial expert. With regard to Mr. Eder, the Board of Directors considered that he is the Company’s founder, he has been actively involved with the Company or its predecessors since 1966 and is the majority shareholder. With regard to Mr. Rosen, the Board of Directors considered his history as the owner of his own business and his substantial community contacts which the Board believes assists in assessing the Company’s role in the community and furthering its community contacts and relationships. Likewise, with regard to Mr. Triedman, the Board of Directors considered his experience as a business owner and contacts within the community in which the Company operates. With regard to Mr. Turcotte, the Board of Directors considered his strong background in engineering and insights as Vice President of the Company and President of Capital Terminal Company.

Recommendation of the Board of Directors:	The Board of Directors recommends that the shareholders vote FOR approval of the five (5) director nominees set forth above.

Communications with the Board of Directors

The Board of Directors has established a process for shareholders to communicate with members of the board. If you have any concern, question or complaint regarding our compliance with any policy or law, or would otherwise like to contact the Board of Directors, you may reach the Company’s Board of Directors by writing directly to those individuals c/o Capital Properties, Inc., 100 Dexter Road, East Providence, Rhode Island 02914.

Any inquiries received will not be screened by the Company and will be forwarded directly to the director to which such inquiry is addressed, unless it is believed that a particular inquiry may pose a security risk. The Board of Directors sits as a committee of the whole to address any inquiries made by shareholders.

Board Leadership Structure

Robert H. Eder serves as both the President and the Chairman of the Board of the Company. The Board of Directors believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution and facilitates information flow between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board of Directors is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board of Directors believes the combined role of Chairman and Chief Executive Officer is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management.

Committees of the Board of Directors

The Board of Directors has an Audit Committee and a Compensation Committee, both of which are currently comprised of Messrs. Corso, Rosen and Triedman, each of whom is independent as defined under applicable rules of the Securities and Exchange Commission (“SEC”) and NASDAQ listing requirements.1 Each of the Audit and Compensation Committees has a written charter approved by the Board of Directors.

The Audit Committee is responsible for overseeing the establishment and maintenance of an effective financial control environment for the Company, for establishing procedures for evaluating the system of internal accounting control and for evaluating audit performance.

The Board of Directors has determined that the members of the Audit Committee satisfy the financial literacy requirements of the NASDAQ listing standards and are independent as defined under the NASDAQ listing requirements and applicable rules of the SEC. Additionally, the Board of Directors has determined that Mr. Corso qualifies as an “audit committee financial expert” as defined by the SEC rules. A copy of the current Audit Committee Charter is attached as Appendix A to this Proxy Statement.

The Compensation Committee assists the Board of Directors in discharging the Board’s responsibilities relating to director and executive compensation. The Compensation Committee’s responsibilities include establishing and reviewing the Company’s executive and director compensation philosophy, strategies, plans and policies, and evaluating the performance and determining the compensation of the Chairman and Chief Executive Officer (“CEO”) of the Company and advising and assisting the CEO in formulating and implementing programs to facilitate the selection and development of other key managers. The Compensation Committee also reviews and

[1]	On December 11, 2008, the Company delisted from the AMEX and listed its shares of Class A Common Stock for trading on the OTCQX. For purposes of determining the independence of directors and members of the Audit Committee, however, the Board of Directors determined to use the applicable independence standards as defined under the NASDAQ listing requirements.

approves the compensation of other executive officers of the Company. A copy of the current Compensation Committee Charter is attached as Appendix B to this Proxy Statement.

The Company does not maintain a nominating committee or a committee performing a similar function due to the fact that Mr. Eder owns a controlling interest in the Company. The Board of Directors sits as a committee of the whole to consider any recommendations made by shareholders and/or other directors of persons to be directors of the Company. In determining whether to nominate any such person for election by the shareholders, the Board of Directors considers the experience of such person as it relates to the business of the Company, together with such person’s age, reputation and ability to carry out the requirements to serve as a director of the Company. The Board of Directors does not have a policy with respect to diversity and does not specifically consider issues of diversity, such as gender, race, origin or sex when determining whether to nominate a person to be a director of the Company.

During the fiscal year ended December 31, 2015, the Board of Directors held four meetings, the Audit Committee held five meetings and the Compensation Committee held one meeting. All directors attended every meeting of the Board of Directors and meetings of committees on which such director serves, except that one director was unable to attend one Board of Directors meeting and one Audit Committee meeting. The independent directors held one meeting. The Board of Directors has adopted a policy that requires members of the Board of Directors to make every effort to attend each annual shareholders meeting. All then current members of the Board of Directors attended the 2015 annual shareholders meeting.

Risk Management

The Board of Directors has an active role, as a whole and also at the Audit Committee level, in overseeing management of the Company’s risks. The Board of Directors regularly meets with management and reviews information regarding the Company’s overall risks. The Audit Committee oversees management of financial and operational risks and oversees management of risks associated with regulatory, environmental, health and safety. The Board of Directors does not believe there is any high degree of risk associated with its compensation practices as the Company does not provide for any incentive-based compensation other than infrequent cash bonuses which have only been paid in connection with extraordinary events. Furthermore, salary increases for employees of the Company are based primarily on increases in the cost of living.

Compensation of Directors

The Board of Directors, upon recommendation of the Compensation Committee, is responsible for determining compensation of the directors. Directors, other than directors who are employed by the Company, received a fee for attendance at each meeting of the Board of Directors, together with related transportation and living expenses. During the 2015 fiscal year, outside directors received an annual retainer fee of $12,000 payable in quarterly installments and fees per meeting as follows: Board, $1,000; Audit Committee, $750 and Compensation Committee, $500. The maximum fees payable for attendance at Board and committee meetings occurring on the same day is $1,500. These rates were established in 2005 based on the recommendations of Effective Pay Practices, a compensation consultant retained by the Compensation Committee.

The following Director Compensation table provides information regarding the compensation paid or accrued by each director during the 2014 fiscal year.

Name	Total	Fees Earned or Paid in Cash	Option Awards	All Other Compensation
Alfred J. Corso	$17,500	$17,500	N/A	N/A
Robert H. Eder	—	—	N/A	N/A
Harris N. Rosen	19,000	19,000	N/A	N/A
Steven G. Triedman	18,000	18,000	N/A	N/A
Todd D. Turcotte	—	—	N/A	N/A

Corporate Governance

The Board of Directors is committed to ethical business practices and believes that strong corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders. The Company regularly monitors developments in the area of corporate governance and has implemented a number of best practices, including the following:

Code of Ethics. The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a “code of ethics” as defined in Item 406 of Regulation S-K.

Procedures for the Receipt, Retention and Handling of Complaints. The Company maintains procedures for the confidential, anonymous submission by employees of any complaints or concerns about the Company, including complaints regarding accounting, internal accounting controls or auditing matters.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The table set forth below reflects the only persons (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the best of the Company’s knowledge were, on March 1, 2016, the beneficial owners of more than five percent of the Company’s outstanding Class A Common Stock, $.01 par value.

Name and Address	Number of shares held[1]		Percent of Class

Robert H. Eder Trust and Linda Eder Trust 130 Sunrise Avenue, Apt. 507 Palm Beach, Florida 33480	3,453,420	[2]	52.3%

TowerView LLC 500 Park Avenue New York, New York 10022	578,997		8.8%

Morris Propp 366 Eagle Drive Jupiter, Florida 33477	408,166		6.2%

Lance S. Gad 5310 N. Ocean Drive, Unit 702 Singer Island, FL 33404	382,096		5.8%

[1]	All information is based upon ownership of record as reflected on the stock transfer books of the Company or as reported on Schedule 13G or Schedule 13D filed under Rule 13d-1 under the Securities Exchange Act of 1934.
[2]	Robert H. Eder and Linda Eder are husband and wife, and each is a co-trustee of the Robert H. Eder Trust and Linda Eder Trust.

The following table reflects as of March 1, 2016, the beneficial ownership of shares of Class A Common Stock of the Company by directors and officers of the Company, all shares being owned directly except as otherwise noted:

Name of Individual or Identification of Group	Number of shares held		Percent of Class
Alfred J. Corso	2,043		*
Barbara J. Dreyer	13,200		*
Robert H. Eder	3,453,420	(a)	52.3%
Harris N. Rosen	10,120	(b)	*
Stephen G. Triedman	100		*
Todd D. Turcotte	200		*
All directors and officers as a group	3,479,303		52.7%

*	Less than 1%
(a)	Includes 1,726,710 shares held by the Robert H. Eder Trust and 1,726,710 shares held by the Linda Eder Trust.
(b)	Consists of 10,120 shares held by Mr. Rosen’s spouse.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors and persons who beneficially own more than ten percent of the Company’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and any national securities exchange on which the Company’s securities are registered. Based solely on a review of the copies of forms furnished to the Company and written representations from the executive officers and directors of the Company, the Company believes that, during 2015, its executive officers, directors and greater than ten percent beneficial owners complied with all applicable Section 16(a) requirements.

TRANSACTIONS WITH MANAGEMENT

Potential conflicts of interest and related party transactions are referred by the Board of Directors to the Audit Committee for review and approval. In reviewing and evaluating potential conflicts of interest and related party transactions, the Audit Committee uses applicable SEC rules as a guide.

EXECUTIVE COMPENSATION

During 2010, the Compensation Committee engaged Effective Pay Practices of Gloucester, Massachusetts to update its prior study on executive compensation. After receipt of the study and review of its recommendations, the Compensation Committee approved executive compensation for each of the Chairman, President and Chief Executive Officer (the “Chairman”); the Treasurer; and the Vice President and President of Capital Terminal Company effective January 1, 2011 as follows:

Chairman	$263,000

Vice President and President of Capital Terminal Company	170,000

Treasurer and Chief Financial Officer	181,000

The Committee also approved a further increase effective January 1, 2012 in the Treasurer’s compensation to $192,500 and to the Vice President and President of Capital Terminal Company’s compensation to $182,500.

In October 2014, the Committee approved a cost-of-living adjustment for the Chairman’s compensation based upon the previous four years and the Treasurer’s and Vice President’s compensation based upon the previous three years, effective January 1, 2015 as follows:

Chairman	$284,396

Vice President and President of Capital Terminal Company	190,512

Treasurer and Chief Financial Officer	200,951

The following table summarizes the compensation paid or accrued by the Company during the twelve-month period ended December 31, 2015, to the Chairman and Treasurer, and one other most highly compensated executive officer other than the Chairman and Treasurer who earned more than $100,000 in total compensation in 2015 and were employed by the Company on December 31, 2015.

Annual Compensation

Name and Principal Position	Year	Salary	Bonus		All Other Compensation[3]		Total Compensation

Robert H. Eder, Chairman Capital Properties, Inc.	2015 2014	$284,396 263,500	$	— —	$	— —	$284,396 263,500

Barbara J. Dreyer, Treasurer Capital Properties, Inc.	2015 2014	200,951 192,500		— —		15,071 14,438	216,022 206,938

Todd D. Turcotte, Vice President, Capital Properties, Inc. and President, Capital Terminal Company	2015 2014	190,512 182,500		— —		14,288 13,688	204,800 196,188

Contributions by the Company under the Company’s SEP are fully vested when made. Each employee directs the investment of amounts in his or her SEP account. The Company does not have any employment agreements and has no severance or change of control arrangements with any of its executive officers.

AUDIT COMMITTEE REPORT

Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accountants are responsible for performing an audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

The Audit Committee has sole authority to select, evaluate and when appropriate, to replace the Company’s independent registered public accountants. Additionally, and as appropriate, the Audit Committee reviews and evaluates, and discusses and consults with the Company’s management and independent registered public accountants regarding the scope of the audit plan, the results of the audit, the Company’s financial statement disclosure documents, the adequacy and effectiveness of the Company’s accounting and financial controls and changes in accounting principles.

[3]	Amounts paid directly to the retirement accounts of employees under the Company’s SEP.

In connection with these responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the Company’s independent registered public accountants, LGC&D LLP. The Audit Committee also discussed with such firm the matters required by the PCAOB Auditing Standard No. 16. The Audit Committee received from LGC&D LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1, wherein LGC&D LLP confirmed its independence within the meaning of the SEC and Independence Standards Board Rules and disclosed the fees charged for professional services in the fiscal year ended December 31, 2015. The Audit Committee discussed this information with LGC&D LLP and also considered the compatibility of non-audit services provided by such firm with its independence. Based on the review of the audited consolidated financial statements and these various discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, to be filed with the SEC.

Audit Committee: Alfred J. Corso (Chair), Harris N. Rosen and Steven G. Triedman.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has sole authority to engage, manage and discharge the Company’s independent registered public accountants. The Committee engaged LGC&D LLP as independent registered public accountants of the accounts of the Company for the year 2016. The Company has recently been advised by LGC&D LLP that it has no direct financial interest or any material indirect financial interest in the Company, nor have they had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

It is expected that a representative of LGC&D LLP will be present at the annual meeting and will be provided the opportunity to make a statement if he so desires and that such representative will be available to respond to appropriate questions.

Audit and Non-Audit Fees:

The aggregate fees for professional services rendered for the Company by LGC&D LLP for fiscal years ended December 31, 2015 and 2014 are set forth below.

	2015	2014
Audit fees	$72,000	$70,000
Audit-related fees	—	—
Tax fees	15,000	15,000
All other fees	—	—

Total	$87,000	$85,000

Audit Fees for fiscal years ended December 31, 2015 and 2014 were for professional services rendered for the audits of the Company’s annual financial statements and the reviews of interim financial statements included in the Company’s Quarterly Reports on Form 10-Q, consents and other assistance required to complete the year end audit of the Company’s financial statements.

Audit-Related Fees for the fiscal years ended December 31, 2015 and 2014: there were no audit-related fees.

Tax Fees for the fiscal years ended December 31, 2015 and 2014 were for services related to tax return preparation.

All Other Fees for the fiscal years ended December 31, 2015 and 2014: there were no other fees.

The Audit Committee (or in the case of minor matters, the Chairman) pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services.

The Audit Committee has determined that the provision of such services is compatible with maintaining LGC&D LLP’s independence.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE BYLAWS OF THE COMPANY DESIGNATING THE STATE OF RHODE ISLAND AND PROVIDENCE PLANTATIONS AS THE EXCLUSIVE FORUM FOR CERTAIN LEGAL ACTIONS

The Board of Directors is proposing an amendment to the Bylaws of the Company (“Bylaws”) to add a new Section 5 to Article VI designating courts of the State of Rhode Island and Providence Plantations as the sole and exclusive forum for certain legal actions. The proposed amendment would designate (i) any derivative action brought on behalf of the Company, and (ii) any action brought by a shareholder against the Company or any of our directors, officers, or other employees alleging a violation of the State of Rhode Island Business Corporation Act, the Company’s legislative charter, or Bylaws, a breach of fiduciary duties, or a violation asserting a claim governed by the internal affairs doctrine. This would not include actions in which the courts of the State of Rhode Island conclude that an indispensable party is not subject to the jurisdiction of the State of Rhode Island courts and can be subject to the jurisdiction of another court within the United States.

This amendment is intended to avoid subjecting the Company to multiple lawsuits in multiple jurisdictions on matters relating to the corporate law of the State of Rhode Island, our state of incorporation. The ability to require such actions to be brought in a single forum provides numerous benefits to the Company and our shareholders including the avoidance of costly and duplicative litigation, reducing the risk and cost of multi-jurisdictional disputes, and discouraging forum shopping.

The Board of Directors is aware that certain proxy advisors, and even some institutional shareholders, take the view that they will not support an exclusive forum clause until the company requesting it can show it already has suffered material harm as a result of multiple shareholder suits filed in different jurisdictions regarding the same matter. The Board of Directors believes that it is more prudent and in the best interest of shareholders to take preventive measures before the Company and the interests of most of its shareholders are materially harmed by the increasing practice of the plaintiff’s bar to file claims in multiple jurisdictions. It is important to note that this action by the Board of Directors is not being taken in reaction to any specific litigation confronting the Company; rather, this action is being taken on a prospective basis to prevent potential future harm to the Company and its shareholders.

If this amendment is approved by our shareholders, it will become effective immediately upon amending the Bylaws of the Company and the filing of any required state or federal certifications, which we intend to do promptly following action by the shareholders at the Annual Meeting. If this amendment is not approved by the Company’s shareholders, the Bylaws will not be amended. The complete text of the proposed amendment is set forth in Appendix C.

Recommendation of the Board of Directors:	The Board of Directors recommends that the shareholders vote FOR approval of Proposal No. 2 regarding the amendment to the Company’s Bylaws.

FINANCIAL STATEMENTS

A copy of the Company’s annual report to the SEC on Form 10-K for the year ended December 31, 2015 is enclosed. Such report is not part of this proxy statement.

PROPOSALS FOR 2017 ANNUAL MEETING

The 2017 annual meeting of the shareholders of the Company is scheduled to be held April 25, 2017. If a shareholder intending to present a proposal at that meeting wishes to have a proper proposal included in the Company’s proxy statement and form of proxy relating to the meeting, the shareholder must submit the proposal to the Company not later than November 10, 2016. Shareholder proposals that are to be considered at the 2017 annual meeting but not requested to be included in the Company’s Proxy Statement must be submitted no later than January 25, 2017.

OTHER MATTERS

No business other than that set forth in the attached Notice of Meeting is expected to come before the annual meeting, but should any other matters requiring a vote of shareholders arise, including a question of adjourning the meeting, the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company. In the event any of the nominees for the office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies will vote for other persons in their place in what they consider the best interests of the Company.

APPENDIX A

CAPITAL PROPERTIES, INC.

CHARTER OF AUDIT COMMITTEE

1.	ORGANIZATION

The Audit Committee (the “Committee”) of Capital Properties, Inc. (the “Company”) shall be appointed by the Board of Directors (the “Board”) of the Company. The Committee shall be composed of at least three directors each of whom satisfies the independence standards specified in Rule 5605(c) of the NASDAQ Listing Standards and Rule 10A-3 under the Securities Exchange Act of 1934 and all other legal requirements. Each member shall be free of any relationship which, in the opinion of the Board, would interfere with their exercise of independent judgment as members of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements and at least one member shall have an accounting or related financial management expertise, such that he or she is financially sophisticated within the meaning of Rule 5605(c) of the NASDAQ Listing Standards.

Determination of independence, audit committee financial expertise, financial literacy and accounting or related financial management expertise shall be made by the Board as the Board interprets such qualifications in its business judgment and in accordance with applicable law and the listing requirements of the NASDAQ.

The Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company and outside counsel and consultants without the consent of management.

2.	STATEMENT OF POLICY

The Committee shall provide assistance to the directors of the company in fulfilling their responsibilities to the shareholders and investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, the committee shall maintain free and open means of communication between the directors, the Company’s independent auditors, and the financial management of the Company.

The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by officers and employees of the Company, whom such member believes to be reliable and competent in the matters presented and on counsel, public accountants or other persons as to matters which the member believes to be within the professional competence of such person.

3.	RESPONSIBILITIES

The Committee shall have responsibility for overseeing the establishment and maintenance of an effective financial control environment for the Company, for overseeing procedures for evaluating the system of internal accounting control, and for evaluating audit performance. The Committee shall report on its actions to the full Board at each regular quarterly meeting and at the annual meeting of the Board.

In carrying out the foregoing responsibilities, the Committee shall

(a)	Be directly responsible for the appointment, compensation, retention and oversight of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The accounting firm shall report directly to the Committee.

(b)	Approve on an annual basis the estimated fees to be paid to the independent auditor for the annual audit of the consolidated financial statements of the Company and limited reviews of its quarterly financial statements and in this connection, review the independent auditor’s engagement letter and discuss the general audit approach.

(c)	Preapprove audit and non-audit services performed on behalf of the Company by the independent auditors that are not prohibited by law or regulation pursuant to such processes as the Committee determines to be advisable. The Committee may delegate pre-approval authority for any permissible non-audit service to one or more members of the Committee, provided that any pre-approval granted by such member or members pursuant to such delegated authority is presented to the Committee at its next scheduled meeting.

(d)	Meet with the independent auditor and the financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

(e)	Review any non-audit services performed on behalf of the Company by the independent auditor that meet the de minimis exception under applicable law and regulations.

(f)	Review with the independent auditors and the Company’s financial and accounting personnel, the adequacy and effectiveness of the internal accounting and financial controls of the Company, and solicit from the independent auditors any recommendations for the improvement of such internal control procedures. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

(g)	Review the internal audit functions of the Company, the proposed audit plans for the current year and the coordination of such plans with the independent auditors.

(h)	Review annually with management and the independent auditors the basis for the disclosures made in the annual report to shareholders regarding the Company’s internal controls for financial reporting.

(i)	Review any deficiencies identified by management in the design and operation of internal control for financial reporting and at least annually consider, in consultation with management and the independent auditors, the adequacy of the Company’s internal control for financial reporting, including the resolution of identified material weaknesses and reportable conditions, if any.

(j)	Review with management and the independent auditors the financial statements proposed to be contained in the annual report to shareholders to determine that the independent auditors are satisfied with the disclosure and content of such financial statements, and review and discuss:

•	Changes in accounting standards or rules promulgated by the Financial Accounting Standards Board or the SEC that have an impact on the financial statements;

•	Estimates made by management having a material impact on the financial statements;

•	Analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements;

•	Any changes from prior years in accounting principles applied in the preparation of such financial statement;

•	Receive from the independent auditors all communications required by the applicable auditing standards and discuss and act upon any recommendations made by the independent auditors; and

•	Any material written communications between the independent auditor and the Company’s management, including any management letter provided by the independent auditor and the Company’s response to that letter.

(k)	Ensure that retention of the independent auditor to perform audit and nonaudit services is properly disclosed in the Company’s proxy statement and filings with the SEC.

(l)	Review, at least annually, with management and with the independent auditor, the qualifications, performance and independence and objectivity of the independent auditor. In connection with such review and evaluation, the Committee should

•	Obtain and review a written report from the independent auditor at least annually regarding the auditor’s internal quality-control procedures and any material issues raised by the most recent quality-control review;

•	Obtain and review a written report from the independent auditor regarding

a.	Whether the auditor was the subject of a PCAOB examination during the prior year and if so, was the Company’s audit reviewed by the PCAOB?
b.	What were the results of the PCAOB audit generally and specifically with respect to the review of the Company’s audit, if any?
c.	What was the auditor’s response to the PCAOB findings?
d.	What topics were included the Part II findings of the PCAOB to include any changes the auditor is making to address the findings, the progress of the quality control remediation, whether any final determination has been made by the PCAOB about the auditor’s remediation efforts and whether the PCAOB has provided initial indications that the auditor has not sufficiently remediated any items?

•	Obtain an annual written statement from the independent auditor delineating all relationships, both direct and indirect, between the independent auditor and the Company, including each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1;

•	Consider whether the provision of non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management;

•	Discuss any relationships that may impair the auditor’s independence and take such actions as it deems appropriate or make recommendations to the Board regarding actions to be taken to remedy such impairment; and

•	Ensure appropriate audit and concurring partner rotation as required by law.

(m)	Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed at such meetings are the independent auditors’ evaluation of the Company’s financial and accounting personnel and the cooperation received by the independent auditors during the course of the audit.

(n)	Meet on at least a quarterly basis, and establish procedures for the receipt, retention and anonymous treatment of complaints relating to internal accounting controls or auditing matters. The Committee shall be responsible for designating the individual(s) responsible for receiving such complaints.

(o)	Administer the Company’s Code of Ethics for Chief Executive Officer and Senior Financial Officers, including consideration of any waivers and investigation of any alleged violations thereof and review and approve, where appropriate, any related party transactions.

(p)	Cause minutes of all meetings of the Committee to be kept and submit the minutes of each Committee meeting to the Board.

(q)	Investigate any matter brought to the Committee’s attention within the scope of its responsibilities, with the power to retain outside legal, accounting or other advisors and determine funding for this purpose if, in its judgment, such retention is appropriate.

(r)	Take such other actions as it deems necessary or appropriate from time to time.

(s)	Review and assess this Charter at least annually and amend it as appropriate.

Amended: October 30, 2012

APPENDIX B

CAPITAL PROPERTIES, INC.

COMPENSATION COMMITTEE CHARTER

STATEMENT OF PURPOSE

The Board of Directors (the “Board”) of Capital Properties, Inc. (the “Company”) has established the Compensation Committee (the “Committee”) for the purpose of providing guidance, oversight and monitoring for all director and executive officer compensation and benefit policies related to executive compensation.

ORGANIZATION and GENERAL

The Committee shall be composed of at least three independent outside directors. Each member of the Committee shall be a “Non-Employee Director” as defined in Rule 16b-3 promulgated by the Securities and Exchange Commission (“SEC”) or any successor provisions and an “Outside Director” as defined in the regulations under Section 162(m) of the Internal Revenue Code or any successor provisions. Each member of the Committee shall also meet the listing standards of NSDAQ relating to independence of compensation committee members and all other applicable legal requirements. Determinations of independence shall be made by the Board in its business judgment and in accordance with applicable law and the listing requirements of NASDAQ.

The members of the Committee shall be appointed by the Board and shall serve until their successors are duly elected and qualified or until their earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board.

The Committee shall have a Chairman elected by the Committee/ The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings. The agenda for each meeting will provide time during which the Committee can meet separately in executive session.

The Committee shall meet sufficiently often to discharge its responsibilities hereunder, but at least as often as required by applicable SEC rules and NASDAQ listing requirements. Meetings of the Committee may be called by the Chairman of the Board or Chairman of the Committee and may be held telephonically. A majority of Committee members will constitute a quorum for the transaction of business. The Chief Executive Officer (“CEO”) and other officers of the Company may be invited to Committee meetings. The Committee shall maintain a written record of its proceedings. The Chairman of the Board shall not be present during any discussions of his compensation or any votes taken thereon.

RESOURCES and AUTHORITY

The Committee shall have the resources and authority it deems necessary and appropriate to discharge its responsibilities, at the Company’s expense. The Committee shall have the power to adopt its own operating rules and procedures and to call upon assistance from officers and employees of the Company and outside counsel and other advisers without the consent of management.

The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by officers and employees of the Company, whom such member believes to be reliable and competent in the matters presented and on counsel, compensation consultants or other persons as to matters which the member believes to be within the professional competence of such person.

RESPONSIBILITIES and DUTIES

In carrying out its purposes, the Committee shall have the following duties, responsibilities and authority:

•	Establish and periodically review the Company’s executive officer and director compensation philosophy and strategies and the specific plans and policies adopted to implement the strategies.

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•	Make recommendations to the Board with respect to any Company incentive compensation plans and equity-based plans, oversee generally the administration of those plans, and discharge any responsibilities imposed on the Committee by any of those plans, including the grant of awards thereunder.

•	Determine the Chairman and CEO’s compensation, taking into consideration the Board’s assessment of his or her performance, the Company’s performance and relative shareholder return, the compensation of chief executive officers at comparable companies, the awards given to the Chairman and CEO in past years and other relevant factors. Review and agree upon goals and objectives for the CEO for the upcoming year as reflected in the Company’s budget and recommend approval of such goals and objectives to the Board.

•	Review and approve management objectives and establish performance criteria for incentive compensation plans, if any.

•	Review and approve all aspects of compensation of the Company’s other executive officers, excluding the President of Capital Terminal Company, taking into account corporate and individual performance, as well as peer group practices and any special considerations.

•	Provide oversight of management’s decisions concerning the performance and compensation of other Company officers.

•	Execute in its sole discretion the powers and duties vested in it by the terms of any corporate qualified or nonqualified pension, profit-sharing, savings plan, deferred compensation plan or stock ownership plan affecting employees of the Company or any of its subsidiaries, including an annual review of the operations of the Company’s qualified pension and savings plans, if any.

•	Oversee the preparation and review and discuss with management the Company’s Compensation Discussion & Analysis (“CD&A”) and related disclosures required by the SEC, including specific Committee review and input regarding, if required:

¡	the discussion of factors important to understanding the objectives, policies and philosophy underlying the executive compensation programs;

¡	the allocation of various types of compensation, including short-term and long-term compensation;

¡	the specific items of corporate performance taken into account in setting compensation policies and decisions;

¡	the factors considered in decisions to increase or decrease executive compensation;

¡	the information presented in the Company’s Summary Compensation Table and other supporting tabular disclosures, including narrative descriptions as required under SEC rules; and

¡	information and descriptive narrative provided in other disclosures, including post-employment payments, director compensation and committee governance.

•	Review and decide whether to recommend the final CD&A to the Board for inclusion in the Company’s annual proxy statement, if required.

•	Conduct an annual evaluation of the adequacy of this Charter and recommend any proposed amendments to the Board for approval.

•	Report to the Board on a regular basis so that the Board is informed of the Committee’s activities.

As adopted April 5, 2013.

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APPENDIX C

AMENDMENT TO THE BYLAWS OF

CAPITAL PROPERTIES, INC.

The Bylaws of Capital Properties, Inc. are hereby amended, effective on the date of the approval of this Amendment by the shareholders of the corporation at a meeting thereof duly called at which a quorum was present and acting throughout, to add the following new Section 5 to Article VI:

Section 5. Exclusive Forum. Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the corporation, (ii) any action asserting a claim of breach of a fiduciary duty owned by any director or officer or other employee of the corporation to the corporation or the corporation’s stockholders, (iii) any action asserting a claim against the corporation or any director or officer or other employee of the corporation arising pursuant to any provision of the Rhode Island Business Corporation Act or the corporation’s charter, as heretofore amended, or Bylaws (as each may be amended from time to time), or (iv) any action asserting a claim against the corporation or any director or officer or other employee of the corporation governed by the internal affairs doctrine shall be a state court located within the State of Rhode Island (or, if no state court located within the State of Rhode Island has jurisdiction, the United States District Court for the District of Rhode Island).

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CAPITAL PROPERTIES, INC.

CLASS A COMMON STOCK PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a shareholder of Capital Properties, Inc., a Rhode Island corporation, hereby appoints ROBERT H. EDER and STEPHEN J. CARLOTTI (“the Proxies”), or either of them, the proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote for the undersigned all the Capital Properties, Inc. Class A Common Shares held of record on March 1, 2016 by the undersigned at the Annual Meeting of Shareholders to be held on April 26, 2016 or any adjournment thereof as follows on the reverse side of this proxy card:

1. Election Of Directors:

	FOR	WITHHOLD	FOR all except
(01) Alfred J. Corso	¨	¨	¨
(02) Robert H. Eder	¨	¨
(03) Harris N. Rosen	¨	¨
(04) Stephen G. Triedman	¨	¨
(05) Todd D. Turcotte	¨	¨

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

	FOR	AGAINST	WITHHOLD
2. To Approve An Amendment To The Company’s Bylaws	¨	¨	¨

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THE PROXY REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES LISTED.

IF BOTH THE PROXIES SHALL BE PRESENT IN PERSON OR BY SUBSTITUTE, EITHER OF THE PROXIES SO PRESENT AND VOTING SHALL HAVE AND MAY EXERCISE ALL THE POWERS HEREBY GRANTED.

Please check here if you plan to attend the meeting ( ).

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ( )

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 26, 2016.

The Company’s Proxy Statement, sample proxy card and Annual Report on Form 10-K are available at:

http://materials.proxyvote.com/140430

Signature of Shareholder	Signature of Shareholder
Date:	Date:

NOTE:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.